Prospectus and Statement of Additional Information (SAI) Supplement – July 9, 2012 to the Prospectus and SAI, as supplemented, of the following fund:

Fund	Prospectus and SAI dated
Variable Portfolio – Marsico Growth Fund	May 1, 2012

Effective July 20, 2012, A. Douglas Rao no longer serves as Co-Portfolio Manager of the Fund. Thomas F. Marsico and Coralie Witter, CFA, who currently serve as Co-Portfolio Managers of the Fund, will continue to serve as the Fund’s Co-Portfolio Managers.

Effective July 20, 2012, all references to A. Douglas Rao as Co-Portfolio Manager of the Fund are deleted.

S-6546-15 A (7/12)